UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – May 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2012
Vanguard WellingtonTM Fund

> Vanguard Wellington Fund returned almost 5% for the six months ended May 31, 2012.

> The fund’s return lagged that of its composite index benchmark, but outperformed the average return of its peer group.

> Poor stock selection within the equity portion of the portfolio hurt the fund’s overall performance, as well as its performance relative to the benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended May 31, 2012
Total
Returns
Vanguard Wellington Fund
Investor Shares	4.91%
Admiral™ Shares	4.96
Wellington Composite Index	6.18
Mixed-Asset Target Allocation Growth Funds Average	3.13

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65%
S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index thereafter.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2011, Through May 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$31.08	$32.12	$0.486	$0.000
Admiral Shares	53.68	55.48	0.862	0.000

Chairman’s Letter

Dear Shareholder,

For the six months ended May 31, 2012, Vanguard Wellington Fund returned about 5% for both Investor and Admiral Shares. The fund lagged the return of its benchmark index, the Wellington Composite Index, for the period, but outperformed the average return of its peers.

The return of the fund’s equity portfolio—which accounts for roughly 65% of assets—trailed that of its benchmark, the S&P 500 Index, for the period as the advisor’s stock choices within the information technology and energy sectors weighed on performance.

The fund’s holdings in eight of the ten market sectors posted positive returns for the six months; only the materials and energy sectors turned in negative results.

The return of the Wellington Fund’s fixed income portfolio, which accounts for about 35% of assets, slightly trailed that of its benchmark, the Barclays U.S. Credit A or Better Bond Index, for the period. As of May 31, the fund’s 30-day SEC yield stood at 2.60% for Investor Shares and 2.68% for Admiral Shares, down slightly from six months earlier.

U.S. stocks significantly outpaced their international counterparts
The six months ended May 31 were marked by volatility in a pattern that has become all too familiar. At the start of the period, global stock markets rose as the U.S. economy seemed to be strengthening and Europe experienced a temporary lull in its debt crisis.

Stocks later reversed course, however, amid news of dwindling economic growth at home and trouble abroad as Europe’s debt drama once again intensified, causing renewed concern among investors. Despite erasing some earlier gains, U.S. stocks returned more than 6% for the six months.

International stocks didn’t fare as well, returning about –4% for the half-year. European companies were the worst performers. Concerns focused on Greece and Spain, but healthier markets throughout Europe felt the effects of resurgent investor worries about indebtedness. Emerging markets and the developed markets of the Pacific region were also hurt by signs of slowing growth.

Investors’ flight to safety helped boost bond returns
The broad U.S. taxable bond market posted a solid return of more than 3% for the half-year. The yields of U.S. Treasury bonds, which flirted with higher levels early

Market Barometer

	Total Returns
		Periods Ended May 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.23%	-1.23%	-0.75%
Russell 2000 Index (Small-caps)	4.06	-8.88	-0.73
Dow Jones U.S. Total Stock Market Index	6.06	-1.88	-0.45
MSCI All Country World Index ex USA (International)	-4.04	-20.49	-5.55

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.46%	7.12%	6.72%
Barclays Municipal Bond Index (Broad tax-exempt
market)	5.75	10.40	5.87
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.04	0.95

CPI
Consumer Price Index	1.58%	1.70%	2.02%

in the period, reached record lows by the end of the six months as investors fled to the perceived safety of government debt. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.) Municipal bonds continued to be a bright spot in the fixed income world, producing an impressive return of almost 6%.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Tech and energy stock selection hindered the fund’s performance
Vanguard Wellington Fund, the nation’s oldest balanced fund, offers exposure to both stocks and bonds. The fund is broadly diversified, investing in about 100 stocks and more than 500 bonds across all market sectors. In strong markets, the equity portion of such a balanced portfolio can offer investors the opportunity for long-term growth. In more volatile times, the fund’s bonds and short-term investments can help provide a cushion from dramatic swings in the stock market.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.27%	0.19%	1.02%

The fund expense ratios shown are from the prospectus dated March 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2012, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer group: Mixed-Asset Target Allocation Growth Funds.

During the most recent six-month period, the fund’s equity and fixed income portfolios both underperformed their respective indexes. The fund’s stock portfolio returned 4.6%, lagging the 6.2% return of its benchmark, the S&P 500 Index. Holdings in financials and consumer discretionary contributed most to the fund’s overall performance, while energy stocks weighed most heavily on returns.

Poor stock selection, particularly in the information technology and energy sectors, hurt the fund’s performance compared with its benchmark. The fund’s limited exposure to technology, especially to computer hardware companies, detracted significantly from relative performance as companies selling tablet computers and smartphones, as well as tech consulting, data processing, and outsourcing firms, performed well during the period.

The advisor’s decision to hold a larger proportion of assets in the energy sector relative to the benchmark further hindered performance. The energy sector was by far the market’s worst performer for the period, mostly because of declining oil prices.

The fund benefited from the advisor’s astute stock picks in telecommunication services and utilities. However, returns in these two sectors—which accounted for only about 8% of the fund’s assets, on average, during the period—did little to make up for the portfolio’s under-performance in information technology and energy.

The Wellington Fund’s fixed income portfolio, which is composed of investment-grade corporate and U.S. government bonds, produced a strong result of 5.5% for the half-year, slightly behind the 5.8% return of its bond benchmark. The fund’s relative performance was muted by its limited exposure to foreign debt, which performed well for the period. The advisor’s strong selection among finance and industrial bonds helped boost returns.

For more on the fund’s positioning during the fiscal half-year, please see the Advisor’s Report that follows this letter.

In the quest for income, keep sight of core investment principles
One reason investors choose the Wellington Fund is the opportunity for growth and income. In the years since the 2008–2009 financial crisis, income has become increasingly scarce.

Investors may feel tempted to tilt their portfolios toward higher-yielding securities as a way of making up the income gap. The drawback to such an approach, however, is that a portfolio that’s too focused on income can lack balance and diversification. At Vanguard, we believe it’s wise to keep in mind the benefits of balance and diversification, two principles that take into account the reality that different types of investments fall in and out of favor over time.

Vanguard research has found that for those in retirement the preferred alternative to income-oriented investing generally is a total-return spending approach, in which the investor spends the income and taps the principal by making modest withdrawals when necessary. You can read more about this strategy in Income in Retirement: Common Investment Strategies, which is available at vanguard.com/research.

As longtime Vanguard investors know, we routinely emphasize the importance of creating a portfolio that includes a mix of stock, bond, and money market funds tailored to your unique goals, time horizon, and risk tolerance. The Wellington Fund, with its experienced portfolio managers and low costs, can play a key role in such a well-balanced portfolio.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 12, 2012

Advisor’s Report

The Investor Shares of Vanguard Wellington Fund returned 4.91% for the six months ended May 31, 2012. The Admiral Shares returned 4.96%. The fund’s performance trailed the 6.18% return for the Wellington Composite Index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds. The fund finished ahead of its peer-group average return of 3.13% for the period.

Investment environment
Concerns over fiscal and policy challenges in Europe have continued to influence the decisions of market participants. During the period, U.S. stocks posted mid-single-digit gains and developed markets abroad declined by a similar margin. Growth stocks outperformed value stocks and larger-capitalization stocks outperformed small-caps.

Portfolio Changes
Six Months Ended May 31, 2012

Additions	Comments
Roche	We established a position in this Switzerland-based global
pharmaceutical company during the period. We are positive on the stock as the company does not face patent expirations to the same extent as its peers. The results of recent trials for the company’s treatment regimen for various phases of an aggressive form of breast cancer show high efficacy that is not easily
replicable by competitors.
General Mills	We established a new position in this global manufacturer and marketer of branded consumer foods. The stock had under-
performed the market significantly since the summer of 2011, and the risk/reward ratio became very compelling as investors sold off consumer staples names. General Mills generates lots of cash and has a solid balance sheet, great management, and a long history of paying and raising dividends.

Deletions	Comments
Northrop Grumman	We eliminated our position in this aerospace and defense
company during the period. Management has recognized the
impact budgetary pressures will have on its defense-related
businesses and is working to reshape the company to reduce
this exposure. The company still has higher defense exposure than its peers but it has been trading at a similar multiple.
Amgen	Amgen’s share price increased following the announcement of a significant stock buyback program. Given the run-up in price, we sold our position in this diversified biotechnology company and redeployed the proceeds to purchase stocks with more favorable valuations.

Bonds recorded positive total returns for the period. Investment-grade corporate credit, the focus of our fixed income investments, outpaced broader aggregate bond indexes. We expect credit markets to continue to perform well on the strength of corporate fundamentals. A key role of the bonds held in Vanguard Wellington Fund is to dampen the market’s swings. With that in mind, we remain vigilant and continue to monitor potential downside risks, which can surface quite quickly and unexpectedly. In addition to the sovereign-debt crisis in Europe, many other risks remain for investors.

Our successes
Stock selection was favorable within the telecommunication services, consumer discretionary, and utilities sectors. The fund also benefited from a modest overweighting to financial stocks, which, as a group, outpaced the benchmark. In terms of individual holdings, leading contributors for the period included Wells Fargo, Comcast, and AT&T.

Wells Fargo is taking share from more troubled competitors. The strong corporate culture of the enterprise also seems to be serving Wells Fargo well, especially in light of the difficult business and regulatory environment for large U.S. banks. The company’s shares rose as it reported solid results and a strong capital position. Investors also embraced Wells Fargo’s increased dividend and share repurchase announcement. We have a favorable view of Wells Fargo’s long-term business model, its competitive industry position, and its management’s ability to execute.

Shares of Comcast, the leading U.S. cable TV operator, rose during the period as the company successfully attracted subscribers despite the threat of internet-based competition. Comcast is the largest U.S. cable communications company and the new owner of NBC Universal. Early indications suggest that the acquisition is likely to be successful. Shares moved higher after the company posted strong earnings and announced an increase in its dividend and stock buybacks. We expect market-share gains in high-margin residential and commercial phone and data services to outweigh video losses in the next few years. We believe the NBC Universal acquisition should meaningfully add to Comcast’s operating free cash flow in the years ahead.

The stock of AT&T, a large provider of wireless and wireline communication services, outperformed during the period as investors embraced stable, high-dividend-paying equities. We continue to favor the stock as business trends remain strong, and we expect that the company’s wireless net additions, average revenue-per-user growth, and service revenue growth will drive earnings. The stock’s dividend yield is among the highest in the S&P 500 Index.

The fund’s fixed income portfolio benefited from an out-of-benchmark allocation to agency pass-through mortgage-backed securities, which performed strongly relative to the Barclays U.S. Credit A or Better Bond Index, the benchmark for the bond portion of the fund. A modest allocation to asset-backed securities, particularly those backed by auto loans, also contributed favorably to relative performance.

Our shortfalls
Stock selection detracted from relative results during the period, particularly within the information technology sector. Our stock picks among the health care and energy sectors also hindered performance.

Equity holdings that underperformed included Anadarko Petroleum, Kinross Gold, and Baker Hughes. The fund’s relative performance also suffered from our decision not to hold Apple. Although Apple has been a strong performer and is a substantial component of our benchmark, the stock has not, of late, fit well with our value-oriented investment process.

The stock of Anadarko Petroleum, a leading U.S. oil and gas exploration company, was pressured by a decline in oil prices. Still, the company’s new resource discovery in Mozambique holds significant potential. BP has settled with Anadarko over liability for the oil spill in the Gulf of Mexico, and Anadarko’s liability was substantially less than originally feared. We believe that the company’s onshore assets and potential liquids growth are not fully appreciated by the market, in part because they have been overshadowed by strong exploration and growth potential offshore.

Kinross Gold is a gold producer with assets in the United States, Brazil, Chile, Ecuador, Russia, Ghana, and Mauritania. Management announced it would be redesigning the company’s growth projects because of cost pressures. This has created uncertainty in the future production profile of the company and was a key driver for its underperformance during the period. The company, which has a high capital outlay compared with other major gold producers, is opening multiple new mines and expanding others over the next three years, which will meaningfully increase the company’s gold production potential.

Global oil field services provider Baker Hughes was hurt by reduced pricing, underutilization, and logistics difficulties at its recently acquired pressure-pumping subsidiary. A poorly managed reallocation of drilling capital expenditures from gas-to oil-oriented basins and a recent industry uptick in pumping capacity has put near-term pressure on the company’s U.S. profit margins. However, we are confident that improving fundamentals internationally and an eventual rebound of pricing in the U.S. natural gas market will result in significantly higher earnings and returns over time. We believe the stock is oversold, and we remain optimistic given the company’s leverage to increased oil drilling in North America and abroad.

The fixed income portion of the fund modestly trailed its benchmark. Our conservative positioning was the primary detractor from the bond portfolio’s returns.

The fund’s positioning
As the period closed, the equity portfolio was overweighted in health care, financials, and industrials, while it was underweighted in the information technology and consumer sectors. We own high-quality financial services stocks of companies that are poised to take market share from their more troubled peers in this challenging environment.

The bond portfolio remains close to neutral with respect to overall duration. We remain largely invested in corporate bonds as we maintain a favorable long-term outlook given strong corporate credit fundamentals, supportive demand/supply dynamics, and attractive valuations. However, there are reasons for caution in the near term, and we also continue to hold Treasuries, which tend to provide some degree of downside protection when the economic cycle takes an unexpected turn for the worse. We have a significant out-of-benchmark position in agency mortgage-backed securities, which offer attractive yields and superior liquidity relative to corporate bonds.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager Wellington Management Company, llp June 18, 2012

Wellington Fund

Fund Profile
As of May 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.27%	0.19%
30-Day SEC Yield	2.60%	2.68%

Equity Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	102	500	3,723
Median Market Cap	$64.0B	$54.6B	$32.2B
Price/Earnings Ratio	12.6x	14.8x	15.5x
Price/Book Ratio	1.8x	2.2x	2.1x
Return on Equity	19.0%	19.7%	18.3%
Earnings Growth Rate	4.2%	9.8%	9.5%
Dividend Yield	3.0%	2.3%	2.1%
Foreign Holdings	8.6%	0.0%	0.0%
Turnover Rate
(Annualized)	37%	—	—
Short-Term Reserves	2.4%	—	—

Fixed Income Characteristics
		Barclays
		Credit A	Barclays
		or Better	Aggregate
	Fund	Index	Bond Index
Number of Bonds	542	2,661	7,861
Yield to Maturity
(before expenses)	2.8%	2.7%	2.0%
Average Coupon	4.5%	4.5%	3.8%
Average Duration	6.1 years	6.6 years	5.1 years
Average Effective
Maturity	9.2 years	9.9 years	7.1 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.98	0.95
Beta	0.98	0.61

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.5%
AT&T Inc.	Integrated
	Telecommunication
	Services	3.3
Wells Fargo & Co.	Diversified Banks	3.2
Microsoft Corp.	Systems Software	2.8
Pfizer Inc.	Pharmaceuticals	2.7
Merck & Co. Inc.	Pharmaceuticals	2.5
International Business	IT Consulting &
Machines Corp.	Other Services	2.4
Comcast Corp. Class A	Cable & Satellite	2.1
JPMorgan Chase & Co.	Diversified Financial
	Services	2.1
Chevron Corp.	Integrated Oil &
	Gas	2.1
Top Ten		26.7%
Top Ten as % of Total Net Assets		17.0%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2012, the annualized expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	9.5%	11.3%	12.3%
Consumer Staples	9.1	11.4	10.0
Energy	11.8	10.6	9.9
Financials	16.5	14.3	15.6
Health Care	15.4	11.8	11.8
Industrials	11.9	10.5	10.9
Information
Technology	14.8	19.8	19.1
Materials	3.1	3.4	3.9
Telecommunication
Services	3.8	3.2	2.8
Utilities	4.1	3.7	3.7

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	2.6%
Commercial Mortgage-Backed	0.8
Finance	31.0
Foreign	2.5
Government Mortgage-Backed	10.0
Industrial	30.8
Treasury/Agency	9.1
Utilities	7.7
Other	5.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
Aaa	25.2%
Aa	18.2
A	41.1
Baa	15.4
Not Rated	0.1

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2001, Through May 31, 2012

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index thereafter.

Note: For 2012, performance data reflect the six months ended May 31, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	7.24%	4.74%	3.27%	3.32%	6.59%
Admiral Shares	5/14/2001	7.35	4.84	3.40	3.31	6.71

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of May 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	27,929,200	807,433	1.4%
Walt Disney Co.	12,920,900	590,614	1.0%
Target Corp.	8,325,500	482,130	0.8%
Time Warner Inc.	11,080,900	381,959	0.6%
Lowe’s Cos. Inc.	13,151,600	351,411	0.6%
Ford Motor Co.	31,678,760	334,528	0.6%
Consumer Discretionary—Other †		615,890	1.0%
		3,563,965	6.0%
Consumer Staples
PepsiCo Inc.	9,262,400	628,454	1.1%
Philip Morris International Inc.	6,536,700	552,417	0.9%
Procter & Gamble Co.	8,823,575	549,621	0.9%
CVS Caremark Corp.	9,115,600	409,655	0.7%
Anheuser-Busch InBev NV	5,160,768	349,178	0.6%
Consumer Staples—Other †		945,523	1.6%
		3,434,848	5.8%
Energy
Exxon Mobil Corp.	16,638,864	1,308,314	2.2%
Chevron Corp.	8,004,740	786,946	1.3%
Anadarko Petroleum Corp.	8,826,200	538,398	0.9%
Baker Hughes Inc.	8,251,600	344,339	0.6%
Occidental Petroleum Corp.	4,243,100	336,351	0.6%
Energy—Other †		1,117,055	1.9%
		4,431,403	7.5%
Financials
Wells Fargo & Co.	37,085,117	1,188,578	2.0%
JPMorgan Chase & Co.	24,216,176	802,766	1.3%
ACE Ltd.	7,963,960	576,033	1.0%
PNC Financial Services Group Inc.	7,702,800	473,106	0.8%
BlackRock Inc.	1,993,500	340,490	0.6%
Financials—Other †		2,841,165	4.8%
		6,222,138	10.5%

Wellington Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Health Care
Pfizer Inc.	46,134,241	1,008,956	1.7%
Merck & Co. Inc.	25,163,852	945,658	1.6%
Eli Lilly & Co.	16,734,900	685,294	1.2%
Johnson & Johnson	10,454,900	652,699	1.1%
Medtronic Inc.	13,432,900	494,868	0.8%
Cardinal Health Inc.	11,397,900	471,645	0.8%
Health Care—Other †		1,545,355	2.6%
		5,804,475	9.8%
Industrials
General Electric Co.	29,693,300	566,845	1.0%
Honeywell International Inc.	8,567,800	476,884	0.8%
United Parcel Service Inc. Class B	6,068,470	454,771	0.8%
FedEx Corp.	4,779,520	426,046	0.7%
Deere & Co.	5,714,000	422,093	0.7%
Waste Management Inc.	10,935,400	354,744	0.6%
Industrials—Other †		1,784,330	3.0%
		4,485,713	7.6%
Information Technology
Microsoft Corp.	35,871,900	1,047,101	1.8%
International Business Machines Corp.	4,712,800	909,099	1.5%
Intel Corp.	21,282,200	549,932	0.9%
* eBay Inc.	12,100,400	474,215	0.8%
Texas Instruments Inc.	16,044,442	456,946	0.8%
QUALCOMM Inc.	7,177,470	411,341	0.7%
Oracle Corp.	13,254,530	350,847	0.6%
Information Technology—Other †		1,390,098	2.3%
		5,589,579	9.4%
Materials
Dow Chemical Co.	15,255,800	473,845	0.8%
Air Products & Chemicals Inc.	4,242,500	335,327	0.5%
Materials—Other †		352,776	0.6%
		1,161,948	1.9%
Telecommunication Services
AT&T Inc.	36,856,085	1,259,372	2.1%
Telecommunication Services—Other †		155,041	0.3%
		1,414,413	2.4%
Utilities
NextEra Energy Inc.	7,459,900	487,430	0.8%
Dominion Resources Inc.	8,570,600	446,186	0.8%
Utilities—Other †		622,085	1.0%
		1,555,701	2.6%
Total Common Stocks (Cost $31,050,911)		37,664,183	63.5%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond 1.500%		6/30/16	654,730	679,898	1.1%
	United States Treasury Note/Bond	2.000%	11/15/21	332,068	346,595	0.6%
1	United States Treasury
	Note/Bond	0.250%–4.375%	1/31/14–11/15/41	785,375	831,919	1.4%
					1,858,412	3.1%
Agency Notes
2	PNC Funding Corp.	2.300%	6/22/12	13,590	13,603	0.0%

Conventional Mortgage-Backed Securities
[3,4,5] Freddie Mac Gold Pool		5.500%	6/1/42	958,000	1,041,533	1.8%
[3,4]	Freddie Mac Gold Pool	5.000%	3/1/38	412,754	443,954	0.7%
3,4, Freddie Mac Gold Pool		4.000%–5.500%	1/1/23–7/1/42	537,978	579,577	1.0%
	Conventional Mortgage-Backed Securities—Other †				7,521	0.0%
					2,072,585	3.5%
Nonconventional Mortgage-Backed Securities
[3,4]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	114,446	127,345	0.2%
	Nonconventional Mortgage-Backed Securities—Other †				31,078	0.1%
					158,423	0.3%
Total U.S. Government and Agency Obligations (Cost $4,005,548)					4,103,023	6.9%
Asset-Backed/Commercial Mortgage-Backed Securities
4	GE Capital Commercial
	Mortgage Corp.	5.145%	7/10/37	15,640	16,044	0.0%
4	GE Capital Credit Card Master
	Note Trust	3.800%	11/15/17	32,000	34,013	0.1%
6	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				486,951	0.8%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $533,806)					537,008	0.9%
Corporate Bonds
Finance
	Banking
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	29,288	0.0%
	Golden West Financial Corp.	4.750%	10/1/12	10,000	10,136	0.0%
4	JPMorgan Chase & Co.	4.950%–7.900%	9/15/14–4/29/49	357,896	389,733	0.7%
	National City Corp.	6.875%	5/15/19	13,950	17,081	0.0%
	PNC Bank NA	4.875%	9/21/17	50,000	55,160	0.1%
4	PNC Financial Services
	Group Inc.	8.250%	5/29/49	44,000	45,430	0.1%
	Wachovia Bank NA	6.600%	1/15/38	60,000	74,822	0.1%
	Wachovia Corp.	5.250%–5.500%	5/1/13–8/1/14	37,900	39,577	0.1%
	Wells Fargo & Co.	2.625%–5.625%	9/1/12–3/8/22	255,565	269,155	0.5%
6	Banking—Other †				3,778,314	6.3%
	Brokerage †				29,079	0.1%
	Finance Companies
	General Electric
	Capital Corp.	2.950%–6.875%	5/9/16–1/10/39	306,090	348,035	0.6%
6	Finance Companies—Other †				5,464	0.0%
	Insurance
	ACE Capital Trust II	9.700%	4/1/30	20,000	27,901	0.1%
	ACE INA Holdings Inc.	2.600%–5.800%	11/23/15–3/15/18	51,360	60,371	0.1%
6	Insurance—Other †				956,376	1.6%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Other Finance †				53,994	0.1%
6 Real Estate Investment Trusts †				194,928	0.3%
				6,384,844	10.8%
Industrial
6 Basic Industry †				213,715	0.4%
Capital Goods
General Electric Co.	5.250%	12/6/17	41,685	48,416	0.1%
6 Capital Goods—Other †				554,659	0.9%
Communication
AT&T Inc.	1.600%–6.800%	9/15/14–9/1/37	249,910	289,391	0.5%
BellSouth Corp.	5.200%–6.550%	9/15/14–11/15/34	64,220	73,777	0.1%
BellSouth
Telecommunications Inc.	7.000%	12/1/95	27,600	33,934	0.1%
Comcast Corp.	5.700%	5/15/18	20,000	23,545	0.0%
NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,280	0.0%
6 Communication—Other †				824,695	1.4%
Consumer Cyclical
Walt Disney Co.	5.625%	9/15/16	30,000	35,319	0.1%
6 Consumer Cyclical—Other †				1,047,734	1.7%
Consumer Noncyclical
Johnson & Johnson	2.150%–5.150%	5/15/16–7/15/18	55,800	61,178	0.1%
Merck & Co. Inc.	6.550%	9/15/37	10,000	14,561	0.0%
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,931	0.0%
PepsiCo Inc.	3.100%–4.000%	1/15/15–3/5/42	90,191	93,010	0.1%
Pfizer Inc.	5.350%	3/15/15	33,000	36,973	0.1%
Philip Morris
International Inc.	4.125%–4.500%	3/26/20–5/17/21	51,275	58,069	0.1%
4 Procter & Gamble - Esop	9.360%	1/1/21	46,135	61,838	0.1%
Wyeth LLC	5.950%	4/1/37	25,000	32,989	0.1%
6 Consumer Noncyclical—Other †				1,555,233	2.6%
6 Energy †				461,399	0.8%
6 Other Industrial †				51,668	0.1%
Technology
International Business
Machines Corp.	1.250%–8.375%	1/5/16–11/29/32	123,686	145,223	0.3%
Microsoft Corp.	4.000%	2/8/21	16,000	18,665	0.0%
Technology—Other †				298,615	0.5%
6 Transportation †				269,982	0.5%
				6,344,799	10.7%
Utilities
Electric
Florida Power & Light Co.	4.950%–5.950%	2/1/35–2/1/38	104,215	132,835	0.2%
6 Electric—Other †				1,166,053	2.0%
6 Natural Gas †				237,034	0.4%
Other Utility †				43,356	0.1%
				1,579,278	2.7%
Total Corporate Bonds (Cost $12,952,600)				14,308,921	24.2%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $455,982) †				518,729	0.9%
[6]Taxable Municipal Bonds (Cost $890,505) †				1,135,171	1.9%

Wellington Fund

				Market	Percentage
		Maturity		Value	of Net
	Coupon	Date	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[7,8] Vanguard Market Liquidity Fund	0.148%		41,905,000	41,905	0.1%

			Face
			Amount
			($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 5/31/12, Repurchase Value
$168,401,000, collateralized by
Federal National Mortgage Assn.
3.500%–4.150%,10/1/20–5/1/42)	0.210%	6/1/12	168,400	168,400	0.3%
Deutsche Bank Securities, Inc.
(Dated 5/31/12, Repurchase Value
$4,100,000, collateralized by
Federal National Mortgage Assn.
3.500%,10/1/20)	0.220%	6/1/12	4,100	4,100	0.0%
HSBC Bank USA (Dated 5/31/12,
Repurchase Value $443,103,000,
collateralized by Federal National
Mortgage Assn. 2.500%–8.500%,
12/1/13-5/1/42)	0.210%	6/1/12	443,100	443,100	0.7%
RBC Capital Markets LLC
(Dated 5/31/12, Repurchase
Value $164,201,000, collateralized
by Federal National Mortgage Assn.
2.260%–4.500%, 9/1/41–2/1/42, and
Government National Mortgage
Assn. 2.500%, 5/20/42)	0.200%	6/1/12	164,200	164,200	0.3%
RBS Securities, Inc. (Dated 5/31/12,
Repurchase Value $239,801,000,
collateralized by Federal Home
Loan Bank 0.170%–5.625%,
6/8/12–3/9/18, Federal Home Loan
Mortgage Corp. 0.500%–6.750%,
6/15/12–7/15/32, and Federal
National Mortgage Assn.
0.375%–8.200%, 6/22/12–7/15/37)	0.180%	6/1/12	239,800	239,800	0.4%
TD Bank Group (Dated 5/31/12,
Repurchase Value $85,000,000,
collateralized by Federal Farm
Credit Bank 0.000%–5.700%,
6/18/12–7/12/21,Federal Home
Loan Bank 0.140%–2.000%,
6/21/12–8/24/17, and Federal
Home Loan Mortgage Corp.
5.000%, 1/30/14–11/13/14)	0.190%	6/1/12	85,000	85,000	0.1%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
UBS Securities LLC (Dated 5/31/12,
Repurchase Value $340,902,000,
collateralized by Federal National
Mortgage Assn. 3.500%-4.500%,
12/1/40-5/1/42, and Federal Home
Loan Mortgage Corp. 3.000%,
10/1/26)	0.210%	6/1/12	340,900	340,900	0.6%
				1,445,500	2.4%
Total Temporary Cash Investments (Cost $1,487,405)				1,487,405	2.5%
^Total Investments (Cost $51,376,757)				59,754,440	100.8%
Other Assets and Liabilities
Other Assets				1,594,956	2.7%
Liabilities[8]				(2,079,790)	(3.5%)
				(484,834)	(0.8%)
Net Assets				59,269,606	100.0%

Wellington Fund

At May 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	50,220,015
Undistributed Net Investment Income	263,038
Accumulated Net Realized Gains	412,813
Unrealized Appreciation (Depreciation)
Investment Securities	8,377,683
Swap Contracts	(2,859)
Foreign Currencies	(1,084)
Net Assets	59,269,606

Investor Shares—Net Assets
Applicable to 813,387,591 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	26,126,840
Net Asset Value Per Share—Investor Shares	$32.12

Admiral Shares—Net Assets
Applicable to 597,362,234 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	33,142,766
Net Asset Value Per Share—Admiral Shares	$55.48

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ The total value of securities on loan is $41,414,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $1,344,000 have been segregated as collateral for open swap contracts.
2 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2012.
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the aggregate value of these securities was $2,305,647,000, representing 3.9% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Includes $41,905,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Six Months Ended
May 31, 2012
($000)
Investment Income
Income
Dividends[1]	565,346
Interest	390,474
Security Lending	4,443
Total Income	960,263
Expenses
Investment Advisory Fees—Note B
Basic Fee	20,112
Performance Adjustment	(5,254)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	23,096
Management and Administrative—Admiral Shares	15,723
Marketing and Distribution—Investor Shares	3,200
Marketing and Distribution—Admiral Shares	3,201
Custodian Fees	303
Shareholders’ Reports—Investor Shares	132
Shareholders’ Reports—Admiral Shares	48
Trustees’ Fees and Expenses	57
Total Expenses	60,618
Net Investment Income	899,645
Realized Net Gain (Loss)
Investment Securities Sold	512,703
Futures Contracts	(7,959)
Swap Contracts	1,164
Foreign Currencies	(507)
Realized Net Gain (Loss)	505,401
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,271,608
Futures Contracts	(595)
Swap Contracts	(2,859)
Foreign Currencies	(1,066)
Change in Unrealized Appreciation (Depreciation)	1,267,088
Net Increase (Decrease) in Net Assets Resulting from Operations	2,672,134
1 Dividends are net of foreign withholding taxes of $12,802,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	899,645	1,655,292
Realized Net Gain (Loss)	505,401	1,961,874
Change in Unrealized Appreciation (Depreciation)	1,267,088	(109,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,672,134	3,507,853
Distributions
Net Investment Income
Investor Shares	(395,454)	(772,854)
Admiral Shares	(485,361)	(834,384)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(880,815)	(1,607,238)
Capital Share Transactions
Investor Shares	(473,570)	(1,962,619)
Admiral Shares	3,161,802	3,512,544
Net Increase (Decrease) from Capital Share Transactions	2,688,232	1,549,925
Total Increase (Decrease)	4,479,551	3,450,540
Net Assets
Beginning of Period	54,790,055	51,339,515
End of Period[1]	59,269,606	54,790,055
1 Net Assets—End of Period includes undistributed net investment income of $263,038,000 and $244,473,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$31.08	$29.94	$28.99	$23.79	$34.56	$33.76
Investment Operations
Net Investment Income	.489	.929	.868	.909	1.037	1.059
Net Realized and Unrealized Gain (Loss)
on Investments	1.037	1.115	.960	5.217	(9.289)	2.172
Total from Investment Operations	1.526	2.044	1.828	6.126	(8.252)	3.231
Distributions
Dividends from Net Investment Income	(.486)	(.904)	(.878)	(.926)	(1.094)	(1.030)
Distributions from Realized Capital Gains	—	—	—	—	(1.424)	(1.401)
Total Distributions	(.486)	(.904)	(.878)	(.926)	(2.518)	(2.431)
Net Asset Value, End of Period	$32.12	$31.08	$29.94	$28.99	$23.79	$34.56

Total Return[1]	4.91%	6.85%	6.43%	26.46%	-25.59%	10.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,127	$25,743	$26,717	$28,114	$22,486	$31,451
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.27%	0.30%	0.34%	0.29%	0.27%
Ratio of Net Investment Income to
Average Net Assets	3.02%	2.95%	2.97%	3.59%	3.44%	3.14%
Portfolio Turnover Rate	37%[3]	38%[3]	35%	28%	30%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.01%, 0.02%, 0.01%, and 0.01%.
3 Includes 22% and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$53.68	$51.71	$50.07	$41.10	$59.71	$58.32
Investment Operations
Net Investment Income	.869	1.645	1.542	1.619	1.848	1.894
Net Realized and Unrealized Gain (Loss)
on Investments	1.793	1.930	1.658	8.999	(16.048)	3.762
Total from Investment Operations	2.662	3.575	3.200	10.618	(14.200)	5.656
Distributions
Dividends from Net Investment Income	(.862)	(1.605)	(1.560)	(1.648)	(1.950)	(1.847)
Distributions from Realized Capital Gains	—	—	—	—	(2.460)	(2.419)
Total Distributions	(.862)	(1.605)	(1.560)	(1.648)	(4.410)	(4.266)
Net Asset Value, End of Period	$55.48	$53.68	$51.71	$50.07	$41.10	$59.71

Total Return[1]	4.96%	6.94%	6.52%	26.57%	-25.52%	10.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,143	$29,048	$24,623	$19,211	$14,696	$19,323
Ratio of Total Expenses to
Average Net Assets[2]	0.17%	0.19%	0.22%	0.23%	0.18%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.10%	3.03%	3.05%	3.70%	3.55%	3.25%
Portfolio Turnover Rate	37%[3]	38%[3]	35%	28%	30%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.01%, 0.02%, 0.01%, and 0.01%.
3 Includes 22% and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellington Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

The fund had no open futures contracts at May 31, 2012.

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

Wellington Fund

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and for the period ended May 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Wellington Fund

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index. For the six months ended May 31, 2012, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before a decrease of $5,254,000 (-0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2012, the fund had contributed capital of $8,982,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 3.59% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	35,393,060	2,271,123	—
U.S. Government and Agency Obligations	—	4,103,023	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	537,008	—
Corporate Bonds	—	14,308,921	—
Sovereign Bonds	—	518,729	—
Taxable Municipal Bonds	—	1,135,171	—
Temporary Cash Investments	41,905	1,445,500	—
Swap Contracts—Liabilities	—	(2,859)	—
Total	35,434,965	24,316,616	—

Wellington Fund

E. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended May 31, 2012, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(7,959)	—	(7,959)
Swap Contracts	—	1,164	1,164
Realized Net Gain (Loss) on Derivatives	(7,959)	1,164	(6,795)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(595)	—	(595)
Swap Contracts	—	(2,859)	(2,859)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(595)	(2,859)	(3,454)

At May 31, 2012, the fund had the following open swap contracts:
Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
CDX IG Corp./Baa1[2]	6/20/17	GSI	205,000	247	1.000	(1,977)
CDX IG Corp./Baa1[2]	6/20/17	DBAG	106,000	269	1.000	(882)
						(2,859)
1 DBAG—Deutsche Bank AG.
GSI—Goldman Sachs International.
2 CDX North American Investment Grade Index.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended May 31, 2012, the fund realized net foreign currency losses of $507,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Wellington Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $242,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2011, the fund had available capital loss carryforwards totaling $35,883,000 to offset future net capital gains through November 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $41,307,000 through November 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At May 31, 2012, the cost of investment securities for tax purposes was $51,418,064,000. Net unrealized appreciation of investment securities for tax purposes was $8,336,376,000, consisting of unrealized gains of $9,619,638,000 on securities that had risen in value since their purchase and $1,283,262,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2012, the fund purchased $6,845,321,000 of investment securities and sold $5,036,405,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,513,131,000 and $5,374,713,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		May 31, 2012	November 30, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,375,689	72,785	3,863,624	122,449
Issued in Lieu of Cash Distributions	383,415	11,886	751,643	24,136
Redeemed	(3,232,674)	(99,630)	(6,577,886)	(210,620)
Net Increase (Decrease)—Investor Shares	(473,570)	(14,959)	(1,962,619)	(64,035)
Admiral Shares
Issued	4,449,169	79,151	6,312,591	116,559
Issued in Lieu of Cash Distributions	447,574	8,027	768,903	14,297
Redeemed	(1,734,941)	(30,951)	(3,568,950)	(65,855)
Net Increase (Decrease)—Admiral Shares	3,161,802	56,227	3,512,544	65,001

I. In preparing the financial statements as of May 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2011	5/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,049.09	$1.28
Admiral Shares	1,000.00	1,049.58	0.87
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.75	$1.26
Admiral Shares	1,000.00	1,024.15	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q212 072012

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

		Market
		Value
	Shares	($000)
Common Stocks (63.5%)
Consumer Discretionary (6.0%)
Comcast Corp. Class A	27,929,200	807,433
Walt Disney Co.	12,920,900	590,614
Target Corp.	8,325,500	482,130
Time Warner Inc.	11,080,900	381,959
Lowe's Cos. Inc.	13,151,600	351,411
Ford Motor Co.	31,678,760	334,528
Johnson Controls Inc.	9,331,500	281,251
Viacom Inc. Class B	3,668,200	175,083
Home Depot Inc.	2,457,400	121,248
Staples Inc.	2,915,400	38,308
		3,563,965
Consumer Staples (5.8%)
PepsiCo Inc.	9,262,400	628,454
Philip Morris International Inc.	6,536,700	552,417
Procter & Gamble Co.	8,823,575	549,621
CVS Caremark Corp.	9,115,600	409,655
Anheuser-Busch InBev NV	5,160,768	349,178
Unilever NV	8,927,500	279,966
Coca-Cola Co.	3,547,700	265,120
General Mills Inc.	5,351,700	204,863
Archer-Daniels-Midland Co.	6,134,700	195,574
		3,434,848
Energy (7.5%)
Exxon Mobil Corp.	16,638,864	1,308,314
Chevron Corp.	8,004,740	786,946
Anadarko Petroleum Corp.	8,826,200	538,398
Baker Hughes Inc.	8,251,600	344,339
Occidental Petroleum Corp.	4,243,100	336,351
Total SA ADR	6,825,690	293,983
Encana Corp.	13,545,724	269,424
BP plc ADR	6,632,500	241,821
BG Group plc	12,238,170	235,844
Petroleo Brasileiro SA ADR	3,884,600	75,983
		4,431,403
Financials (10.5%)
Wells Fargo & Co.	37,085,117	1,188,578
JPMorgan Chase & Co.	24,216,176	802,766
ACE Ltd.	7,963,960	576,033
PNC Financial Services Group Inc.	7,702,800	473,106
BlackRock Inc.	1,993,500	340,490
Chubb Corp.	4,346,300	313,238
US Bancorp	9,503,600	295,657
Prudential Financial Inc.	6,322,300	293,671
Standard Chartered plc	12,737,457	257,911
MetLife Inc.	8,687,285	253,755
UBS AG	18,893,134	215,004
Swiss Re AG	3,293,978	190,874
Bank of America Corp.	24,989,500	183,673
Goldman Sachs Group Inc.	1,839,080	176,000
Barclays plc	56,170,427	154,111
Mitsubishi UFJ Financial Group Inc.	34,392,400	148,430
Marsh & McLennan Cos. Inc.	3,191,300	102,058
State Street Corp.	2,408,227	99,243
HSBC Holdings plc ADR	2,499,900	98,746
Hartford Financial Services Group Inc.	3,495,472	58,794
		6,222,138
Health Care (9.8%)
Pfizer Inc.	46,134,241	1,008,956
Merck & Co. Inc.	25,163,852	945,658
Eli Lilly & Co.	16,734,900	685,294
Johnson & Johnson	10,454,900	652,699

1

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

		Market
		Value
	Shares	($000)
Medtronic Inc.	13,432,900	494,868
Cardinal Health Inc.	11,397,900	471,645
AstraZeneca plc ADR	7,194,300	290,722
Teva Pharmaceutical Industries Ltd. ADR	7,234,700	283,528
Bristol-Myers Squibb Co.	7,938,600	264,673
Roche Holding AG	1,595,091	249,631
UnitedHealth Group Inc.	3,800,610	211,960
* Celgene Corp.	1,871,700	127,743
* Gilead Sciences Inc.	2,344,300	117,098
		5,804,475
Industrials (7.6%)
General Electric Co.	29,693,300	566,845
Honeywell International Inc.	8,567,800	476,884
United Parcel Service Inc. Class B	6,068,470	454,771
FedEx Corp.	4,779,520	426,046
Deere & Co.	5,714,000	422,093
Waste Management Inc.	10,935,400	354,744
General Dynamics Corp.	5,152,500	329,812
Raytheon Co.	6,316,100	317,826
Siemens AG	3,446,408	284,546
Union Pacific Corp.	2,464,360	274,530
Schneider Electric SA	2,953,364	157,930
Emerson Electric Co.	2,501,700	117,004
Vinci SA	2,683,136	107,743
Eaton Corp.	2,391,100	102,004
Lockheed Martin Corp.	1,122,400	92,935
		4,485,713
Information Technology (9.4%)
Microsoft Corp.	35,871,900	1,047,101
International Business Machines Corp.	4,712,800	909,099
Intel Corp.	21,282,200	549,932
* eBay Inc.	12,100,400	474,215
Texas Instruments Inc.	16,044,442	456,946
QUALCOMM Inc.	7,177,470	411,341
Oracle Corp.	13,254,530	350,847
Accenture plc Class A	5,682,750	324,485
Cisco Systems Inc.	19,847,310	324,107
Automatic Data Processing Inc.	6,028,300	314,376
ASML Holding NV	4,361,890	199,818
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	11,826,385	162,376
^ SAP AG ADR	1,132,875	64,936
		5,589,579
Materials (1.9%)
Dow Chemical Co.	15,255,800	473,845
Air Products & Chemicals Inc.	4,242,500	335,327
BASF SE	1,922,553	134,925
Kinross Gold Corp.	13,818,300	110,132
CRH plc ADR	6,292,000	107,719
		1,161,948
Telecommunication Services (2.4%)
AT&T Inc.	36,856,085	1,259,372
America Movil SAB de CV ADR	6,580,680	155,041
		1,414,413
Utilities (2.6%)
NextEra Energy Inc.	7,459,900	487,430
Dominion Resources Inc.	8,570,600	446,186
Exelon Corp.	8,115,174	300,099
PG&E Corp.	4,511,479	197,152
Edison International	2,776,566	124,834

		1,555,701
Total Common Stocks (Cost $31,050,911)		37,664,183

2

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.9%)
U.S. Government Securities (3.1%)
1	United States Treasury Note/Bond	0.250%	1/31/14	182,000	181,944
	United States Treasury Note/Bond	0.250%	3/31/14	280,000	279,913
	United States Treasury Note/Bond	0.250%	9/15/14	31,000	30,956
	United States Treasury Note/Bond	1.500%	6/30/16	654,730	679,898
	United States Treasury Note/Bond	0.875%	1/31/17	12,165	12,309
	United States Treasury Note/Bond	2.750%	2/15/19	30,350	33,940
	United States Treasury Note/Bond	2.125%	8/15/21	14,490	15,328
	United States Treasury Note/Bond	2.000%	11/15/21	332,068	346,595
	United States Treasury Note/Bond	4.375%	5/15/41	71,720	97,820
	United States Treasury Note/Bond	3.125%	11/15/41	163,650	179,709
					1,858,412
Agency Notes (0.0%)
2	PNC Funding Corp.	2.300%	6/22/12	13,590	13,603

Conventional Mortgage-Backed Securities (3.5%)
3,4	Freddie Mac Gold Pool	4.000%	6/1/30–1/1/42	6,703	7,185
3,4	Freddie Mac Gold Pool	5.000%	1/1/23–6/1/42	944,029	1,016,346
3,4,5	Freddie Mac Gold Pool	5.500%	6/1/42–7/1/42	958,000	1,041,533
3	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	6,432	7,492
3	Ginnie Mae I Pool	8.000%	6/15/17	29	29
					2,072,585
Nonconventional Mortgage-Backed Securities (0.3%)
3,4	Fannie Mae REMICS	3.500%	4/25/31	9,730	10,332
3,4	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	20,746
3,4	Freddie Mac REMICS	3.500%	3/15/31	5,760	6,121
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	121,224

					158,423
Total U.S. Government and Agency Obligations (Cost $4,005,548)					4,103,023
Asset-Backed/Commercial Mortgage-Backed Securities (0.9%)
3	Ally Auto Receivables Trust	1.350%	12/15/15	12,550	12,656
3,6	Ally Master Owner Trust	2.880%	4/15/15	22,650	22,928
3	Ally Master Owner Trust	2.150%	1/15/16	48,866	49,473
3	AmeriCredit Automobile Receivables Trust	1.170%	1/8/16	10,765	10,804
3,6	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	56,275	56,206
3,6	Avis Budget Rental Car Funding AESOP LLC	3.150%	3/20/17	12,000	12,527
3	Credit Suisse First Boston Mortgage Securities Corp.	4.597%	3/15/35	25,422	25,717
3	Credit Suisse First Boston Mortgage Securities Corp.	5.183%	11/15/36	2,750	2,769
3	Ford Credit Floorplan Master Owner Trust	1.500%	9/15/15	13,350	13,387
3,7	Ford Credit Floorplan Master Owner Trust	2.120%	2/15/16	25,390	25,716
3,6	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	16,270	17,548
3	Ford Credit Floorplan Master Owner Trust	1.920%	1/15/19	30,861	31,233
3	GE Capital Commercial Mortgage Corp.	5.145%	7/10/37	15,640	16,044
3	GE Capital Credit Card Master Note Trust	3.800%	11/15/17	32,000	34,013
3,6	Hertz Vehicle Financing LLC	4.260%	3/25/14	29,500	29,983
3,6	Hertz Vehicle Financing LLC	2.200%	3/25/16	36,320	36,165
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.994%	7/12/35	31,742	32,118
3,6	Marriott Vacation Club Owner Trust	5.362%	10/20/28	2,254	2,294
3	Morgan Stanley Dean Witter Capital I	5.080%	9/15/37	11,776	11,905
3,6	Santander Consumer Acquired Receivables Trust	1.400%	10/15/14	24,176	24,246
3,6	Santander Drive Auto Receivables Trust	1.830%	11/17/14	27,420	27,496
3	Santander Drive Auto Receivables Trust	2.350%	11/16/15	13,545	13,606
3	World Omni Automobile Lease Securitization Trust	1.490%	10/15/14	27,925	28,174
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $533,806)					537,008

3

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Corporate Bonds (24.2%)
Finance (10.8%)
	Banking (7.9%)
	American Express Bank FSB	5.550%	10/17/12	50,000	50,894
	American Express Bank FSB	5.500%	4/16/13	15,000	15,587
	American Express Centurion Bank	6.000%	9/13/17	20,000	23,615
	American Express Credit Corp.	5.875%	5/2/13	44,000	45,951
	American Express Credit Corp.	2.750%	9/15/15	10,000	10,333
	American Express Credit Corp.	2.375%	3/24/17	71,985	72,932
6	ANZ National International Ltd.	6.200%	7/19/13	16,940	17,772
	Bank of America Corp.	6.000%	9/1/17	84,725	89,920
	Bank of America Corp.	5.750%	12/1/17	30,000	31,236
	Bank of America Corp.	5.875%	1/5/21	25,000	26,033
	Bank of America Corp.	5.875%	2/7/42	9,965	10,103
	Bank of America NA	5.300%	3/15/17	68,000	69,097
	Bank of America NA	6.000%	10/15/36	30,000	29,483
	Bank of Montreal	2.500%	1/11/17	79,535	82,284
	Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	64,037
	Bank of Nova Scotia	3.400%	1/22/15	82,000	86,327
	Barclays Bank plc	2.375%	1/13/14	53,000	53,088
	Barclays Bank plc	5.000%	9/22/16	15,570	16,806
	Barclays Bank plc	5.125%	1/8/20	30,000	32,191
	BB&T Corp.	3.200%	3/15/16	34,000	35,992
	BB&T Corp.	4.900%	6/30/17	8,045	8,820
	BB&T Corp.	5.250%	11/1/19	8,000	9,096
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	10,056
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	19,232
	BNY Mellon NA	4.750%	12/15/14	4,750	5,143
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	56,000	58,130
	Capital One Bank USA NA	6.500%	6/13/13	20,705	21,691
	Capital One Financial Corp.	2.150%	3/23/15	27,380	27,490
	Capital One Financial Corp.	3.150%	7/15/16	10,000	10,380
	Capital One Financial Corp.	5.250%	2/21/17	3,580	3,919
	Capital One Financial Corp.	4.750%	7/15/21	13,000	14,195
	Citigroup Inc.	5.300%	10/17/12	11,165	11,317
	Citigroup Inc.	4.587%	12/15/15	23,975	24,937
	Citigroup Inc.	3.953%	6/15/16	41,322	42,011
	Citigroup Inc.	5.850%	8/2/16	30,000	32,541
	Citigroup Inc.	4.450%	1/10/17	35,670	36,783
	Citigroup Inc.	6.125%	11/21/17	64,960	70,329
	Citigroup Inc.	6.125%	5/15/18	9,500	10,362
	Citigroup Inc.	8.500%	5/22/19	34,000	41,530
	Citigroup Inc.	5.375%	8/9/20	26,025	27,862
	Citigroup Inc.	6.625%	6/15/32	45,000	48,325
	Citigroup Inc.	6.125%	8/25/36	30,000	29,618
	Citigroup Inc.	8.125%	7/15/39	8,325	11,099
	Citigroup Inc.	5.875%	1/30/42	1,290	1,377
6	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	52,000	53,769
6	Credit Agricole SA	3.500%	4/13/15	50,000	49,528
	Credit Suisse	5.000%	5/15/13	87,750	90,688
	Credit Suisse	2.200%	1/14/14	41,000	41,403
	Credit Suisse	5.500%	5/1/14	30,000	31,908
	Deutsche Bank AG	5.375%	10/12/12	41,245	41,829
	Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	60,917
	Golden West Financial Corp.	4.750%	10/1/12	10,000	10,136
	Goldman Sachs Group Inc.	3.700%	8/1/15	40,000	39,668
	Goldman Sachs Group Inc.	5.350%	1/15/16	70,000	72,799
	Goldman Sachs Group Inc.	3.625%	2/7/16	7,111	7,003
	Goldman Sachs Group Inc.	5.625%	1/15/17	40,000	41,760
	Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	45,975
	Goldman Sachs Group Inc.	6.000%	6/15/20	5,000	5,253
	Goldman Sachs Group Inc.	5.250%	7/27/21	23,720	23,347
	Goldman Sachs Group Inc.	5.750%	1/24/22	19,725	20,193

4

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	48,019
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	43,378
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	35,568
6	HBOS plc	6.000%	11/1/33	48,880	37,323
6	HSBC Bank plc	2.000%	1/19/14	9,820	9,833
6	HSBC Bank plc	3.500%	6/28/15	17,937	18,674
6	HSBC Bank plc	4.750%	1/19/21	62,040	68,157
	HSBC Bank USA NA	4.625%	4/1/14	19,710	20,559
	HSBC Holdings plc	4.000%	3/30/22	72,455	73,811
	HSBC Holdings plc	6.500%	5/2/36	25,000	27,779
	HSBC Holdings plc	6.100%	1/14/42	54,000	66,014
6	ING Bank NV	2.650%	1/14/13	40,000	40,080
6	ING Bank NV	2.000%	10/18/13	40,000	39,861
6	ING Bank NV	3.750%	3/7/17	23,000	22,708
	JPMorgan Chase & Co.	5.125%	9/15/14	50,000	52,536
	JPMorgan Chase & Co.	5.250%	5/1/15	40,000	42,461
	JPMorgan Chase & Co.	6.000%	1/15/18	57,000	63,968
	JPMorgan Chase & Co.	6.300%	4/23/19	10,340	12,029
	JPMorgan Chase & Co.	4.950%	3/25/20	55,000	59,700
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	105,935
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	19,298
3	JPMorgan Chase & Co.	7.900%	4/29/49	31,521	33,806
	Mellon Funding Corp.	5.000%	12/1/14	30,000	32,404
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	70,000	71,857
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	23,000	24,458
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	40,000	43,857
	Morgan Stanley	6.750%	10/15/13	25,775	27,178
	Morgan Stanley	7.070%	2/10/14	17,500	18,146
	Morgan Stanley	4.750%	4/1/14	70,000	69,086
	Morgan Stanley	6.000%	5/13/14	10,500	10,684
	Morgan Stanley	6.000%	4/28/15	44,000	44,695
	Morgan Stanley	3.800%	4/29/16	14,470	13,672
	Morgan Stanley	5.450%	1/9/17	70,000	68,895
	Morgan Stanley	5.625%	9/23/19	9,800	9,467
	Morgan Stanley	5.750%	1/25/21	79,825	74,807
	Morgan Stanley	6.250%	8/9/26	20,000	19,112
	National City Corp.	6.875%	5/15/19	13,950	17,081
6	Nordea Bank AB	2.125%	1/14/14	39,500	39,572
6	Nordea Bank AB	3.700%	11/13/14	22,880	23,767
	Northern Trust Co.	4.600%	2/1/13	5,925	6,076
	Northern Trust Corp.	5.200%	11/9/12	34,940	35,627
	Northern Trust Corp.	3.450%	11/4/20	9,000	9,688
	Paribas	6.950%	7/22/13	40,000	41,268
	PNC Bank NA	4.875%	9/21/17	50,000	55,160
3	PNC Financial Services Group Inc.	8.250%	5/29/49	44,000	45,430
6	Societe Generale SA	5.200%	4/15/21	59,350	55,423
6	Standard Chartered plc	3.850%	4/27/15	14,990	15,658
	State Street Corp.	5.375%	4/30/17	76,315	88,963
6	Svenska Handelsbanken AB	4.875%	6/10/14	56,000	59,496
	Svenska Handelsbanken AB	2.875%	4/4/17	40,000	40,595
	Toronto-Dominion Bank	1.375%	7/14/14	34,045	34,555
	UBS AG	3.875%	1/15/15	50,000	51,482
	UBS AG	5.875%	7/15/16	50,000	52,829
	UBS AG	4.875%	8/4/20	8,000	8,460
	US Bancorp	2.875%	11/20/14	32,000	33,566
	US Bancorp	1.650%	5/15/17	32,000	31,992
	US Bank NA	6.300%	2/4/14	30,000	32,539
	Wachovia Bank NA	6.600%	1/15/38	60,000	74,822
	Wachovia Corp.	5.500%	5/1/13	35,000	36,478
	Wachovia Corp.	5.250%	8/1/14	2,900	3,099
	Wells Fargo & Co.	5.125%	9/1/12	10,000	10,099
	Wells Fargo & Co.	4.625%	4/15/14	15,000	15,795
	Wells Fargo & Co.	3.750%	10/1/14	28,000	29,572
	Wells Fargo & Co.	3.625%	4/15/15	2,200	2,334

5

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	3.676%	6/15/16	19,000	20,147
	Wells Fargo & Co.	5.125%	9/15/16	25,000	27,758
	Wells Fargo & Co.	2.625%	12/15/16	53,000	54,161
	Wells Fargo & Co.	5.625%	12/11/17	31,150	36,059
	Wells Fargo & Co.	3.500%	3/8/22	72,215	73,230
	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	13,202
	Charles Schwab Corp.	4.950%	6/1/14	14,750	15,877
	Finance Companies (0.6%)
	General Electric Capital Corp.	2.950%	5/9/16	25,000	25,763
	General Electric Capital Corp.	5.400%	2/15/17	20,000	22,605
	General Electric Capital Corp.	5.625%	9/15/17	20,000	22,864
	General Electric Capital Corp.	4.625%	1/7/21	117,000	128,239
	General Electric Capital Corp.	5.300%	2/11/21	30,850	34,438
	General Electric Capital Corp.	6.750%	3/15/32	30,000	36,773
	General Electric Capital Corp.	6.150%	8/7/37	37,800	44,610
	General Electric Capital Corp.	6.875%	1/10/39	25,440	32,743
3,6	US Trade Funding Corp.	4.260%	11/15/14	5,225	5,464
	Insurance (1.8%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	27,901
	ACE INA Holdings Inc.	2.600%	11/23/15	11,000	11,426
	ACE INA Holdings Inc.	5.800%	3/15/18	40,360	48,945
	Aetna Inc.	1.750%	5/15/17	2,636	2,634
	Aetna Inc.	6.500%	9/15/18	11,460	14,111
	Allstate Corp.	5.000%	8/15/14	10,000	10,853
3	Allstate Corp.	6.500%	5/15/57	20,000	19,100
3	Allstate Corp.	6.125%	5/15/67	30,000	28,500
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	52,683
	Chubb Corp.	6.000%	5/11/37	50,000	65,718
6	Farmers Exchange Capital	7.050%	7/15/28	25,000	29,263
	Genworth Global Funding Trusts	5.750%	5/15/13	25,000	25,377
	Hartford Financial Services Group Inc.	4.625%	7/15/13	9,000	9,247
	Hartford Financial Services Group Inc.	4.750%	3/1/14	15,000	15,607
	Hartford Financial Services Group Inc.	6.000%	1/15/19	1,935	2,084
6	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	48,870
6	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	38,361
6	MassMutual Global Funding II	2.875%	4/21/14	11,390	11,752
6	Metropolitan Life Global Funding I	5.125%	6/10/14	20,000	21,533
6	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	57,816
6	New York Life Global Funding	5.250%	10/16/12	10,720	10,907
6	New York Life Global Funding	1.650%	5/15/17	44,000	43,802
6	New York Life Insurance Co.	5.875%	5/15/33	55,395	66,958
	Prudential Financial Inc.	5.150%	1/15/13	10,615	10,888
	Prudential Financial Inc.	4.750%	4/1/14	28,700	30,366
	Prudential Financial Inc.	5.100%	9/20/14	10,000	10,759
	Prudential Financial Inc.	3.000%	5/12/16	11,995	12,380
	Prudential Financial Inc.	4.500%	11/15/20	34,365	36,318
6	TIAA Global Markets Inc.	5.125%	10/10/12	46,100	46,889
	Torchmark Corp.	7.875%	5/15/23	45,000	55,503
	Travelers Cos. Inc.	5.800%	5/15/18	32,500	39,399
	UnitedHealth Group Inc.	6.000%	6/15/17	9,500	11,489
	UnitedHealth Group Inc.	6.000%	2/15/18	26,300	31,990
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	30,519
	WellPoint Inc.	4.350%	8/15/20	10,000	11,028
	WellPoint Inc.	3.125%	5/15/22	53,740	53,672
	Other Finance (0.1%)
	NYSE Euronext	4.800%	6/28/13	52,025	53,994

	Real Estate Investment Trusts (0.3%)
	Duke Realty LP	6.500%	1/15/18	8,755	10,046
	HCP Inc.	3.750%	2/1/16	7,950	8,325
	Realty Income Corp.	6.750%	8/15/19	21,075	24,828

6

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Simon Property Group LP	5.100%	6/15/15	50,000	54,922
	Simon Property Group LP	6.100%	5/1/16	49,050	56,419
6	WEA Finance LLC	7.125%	4/15/18	34,000	40,388
					6,384,844
Industrial (10.7%)
	Basic Industry (0.4%)
	BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	18,213
	EI du Pont de Nemours & Co.	2.750%	4/1/16	54,000	57,566
3,6	Pacific Beacon LLC	5.379%	7/15/26	8,590	9,376
	Rio Tinto Alcan Inc.	7.250%	3/15/31	21,273	29,143
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	45,823
	Rio Tinto Finance USA plc	2.000%	3/22/17	27,800	28,305
	Rio Tinto Finance USA plc	3.500%	3/22/22	17,000	17,894
3	Rohm and Haas Holdings Ltd.	9.800%	4/15/20	6,000	7,395
	Capital Goods (1.0%)
	3M Co.	6.375%	2/15/28	30,000	41,347
	Boeing Co.	8.625%	11/15/31	9,460	14,741
	Caterpillar Financial Services Corp.	1.625%	6/1/17	25,220	25,292
	Caterpillar Inc.	3.900%	5/27/21	51,914	57,782
	Caterpillar Inc.	7.300%	5/1/31	10,000	14,649
	Deere & Co.	7.125%	3/3/31	17,500	24,973
	General Dynamics Corp.	3.875%	7/15/21	14,925	16,733
	General Electric Co.	5.250%	12/6/17	41,685	48,416
	Honeywell International Inc.	4.250%	3/1/21	40,681	47,216
	John Deere Capital Corp.	2.250%	4/17/19	28,125	28,739
	Raytheon Co.	1.625%	10/15/15	35,210	35,938
6	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	105,341
	United Technologies Corp.	1.800%	6/1/17	21,785	22,113
	United Technologies Corp.	3.100%	6/1/22	7,010	7,281
	United Technologies Corp.	7.500%	9/15/29	19,230	28,047
	United Technologies Corp.	6.050%	6/1/36	20,325	26,181
	United Technologies Corp.	6.125%	7/15/38	45,000	58,286
	Communication (2.1%)
	AT&T Inc.	5.100%	9/15/14	40,160	43,870
	AT&T Inc.	2.950%	5/15/16	23,655	25,155
	AT&T Inc.	1.600%	2/15/17	38,000	38,266
	AT&T Inc.	5.600%	5/15/18	44,000	52,603
	AT&T Inc.	5.800%	2/15/19	10,000	12,196
	AT&T Inc.	6.450%	6/15/34	73,115	90,630
	AT&T Inc.	6.800%	5/15/36	11,305	14,545
	AT&T Inc.	6.500%	9/1/37	9,675	12,126
	BellSouth Corp.	5.200%	9/15/14	20,000	21,797
	BellSouth Corp.	6.550%	6/15/34	32,225	38,541
	BellSouth Corp.	6.000%	11/15/34	11,995	13,439
	BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	33,934
	CBS Corp.	4.300%	2/15/21	27,830	29,989
	CBS Corp.	3.375%	3/1/22	15,680	15,638
	Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	28,000	30,073
	Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	21,000	28,794
	Comcast Corp.	5.700%	5/15/18	20,000	23,545
6	Deutsche Telekom International Finance BV	2.250%	3/6/17	15,785	15,633
6	Deutsche Telekom International Finance BV	4.875%	3/6/42	27,715	26,002
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	7,665	7,994
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	31,150	32,922
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	22,243
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	10,000	10,873
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	24,640	28,150
	Discovery Communications LLC	5.625%	8/15/19	10,635	12,491
	Discovery Communications LLC	5.050%	6/1/20	8,365	9,532
	Discovery Communications LLC	4.950%	5/15/42	4,175	4,367
	France Telecom SA	4.125%	9/14/21	37,500	38,921
	Grupo Televisa SAB	6.625%	1/15/40	25,090	30,088
	NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,280

7

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	News America Inc.	4.500%	2/15/21	14,500	15,694
	News America Inc.	6.150%	2/15/41	33,265	37,982
	Telefonica Emisiones SAU	3.992%	2/16/16	34,790	32,084
	Time Warner Cable Inc.	5.850%	5/1/17	34,980	40,664
	Time Warner Cable Inc.	6.750%	6/15/39	29,985	36,724
	Verizon Communications Inc.	4.350%	2/15/13	15,530	15,916
	Verizon Communications Inc.	5.500%	4/1/17	25,000	29,424
	Verizon Communications Inc.	3.500%	11/1/21	5,495	5,831
	Verizon Communications Inc.	5.850%	9/15/35	49,525	60,797
	Verizon Communications Inc.	6.900%	4/15/38	9,710	13,133
	Verizon Communications Inc.	4.750%	11/1/41	11,880	12,949
	Verizon Global Funding Corp.	7.750%	12/1/30	56,410	79,672
	Verizon Maryland Inc.	7.150%	5/1/23	10,000	10,453
	Vodafone Group plc	5.000%	12/16/13	10,000	10,616
	Vodafone Group plc	5.375%	1/30/15	40,000	44,316
	Vodafone Group plc	2.875%	3/16/16	33,000	34,730
	Consumer Cyclical (1.8%)
	AutoZone Inc.	3.700%	4/15/22	35,435	36,537
	CVS Caremark Corp.	4.875%	9/15/14	25,200	27,538
	CVS Caremark Corp.	5.750%	6/1/17	26,185	30,941
	Daimler Finance North America LLC	6.500%	11/15/13	49,855	53,681
	Daimler Finance North America LLC	8.500%	1/18/31	33,000	51,049
	Home Depot Inc.	3.950%	9/15/20	16,000	17,855
	Johnson Controls Inc.	7.125%	7/15/17	36,300	44,591
	Lowe's Cos. Inc.	6.875%	2/15/28	5,790	7,601
	Lowe's Cos. Inc.	6.500%	3/15/29	39,900	51,017
	Lowe's Cos. Inc.	5.500%	10/15/35	20,000	23,373
	Lowe's Cos. Inc.	6.650%	9/15/37	25,905	34,773
	McDonald's Corp.	1.875%	5/29/19	16,685	16,803
	McDonald's Corp.	2.625%	1/15/22	7,805	7,950
	PACCAR Financial Corp.	1.600%	3/15/17	39,311	39,482
	Staples Inc.	9.750%	1/15/14	25,220	28,278
	Target Corp.	5.875%	7/15/16	20,000	23,832
	Target Corp.	2.900%	1/15/22	27,000	27,575
	Time Warner Cos. Inc.	7.570%	2/1/24	20,000	25,907
	Time Warner Cos. Inc.	6.950%	1/15/28	20,000	24,903
	Time Warner Inc.	4.875%	3/15/20	14,000	15,780
	Toyota Motor Credit Corp.	2.800%	1/11/16	42,517	44,530
	Toyota Motor Credit Corp.	1.750%	5/22/17	47,000	47,010
	Viacom Inc.	6.125%	10/5/17	7,500	9,022
6	Volkswagen International Finance NV	1.625%	3/22/15	83,250	83,622
	Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	27,616
	Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	33,341
	Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	143,669
	Walt Disney Co.	5.625%	9/15/16	30,000	35,319
	Western Union Co.	5.930%	10/1/16	60,000	69,458
	Consumer Noncyclical (3.2%)
	Altria Group Inc.	4.125%	9/11/15	10,000	10,884
	Altria Group Inc.	4.750%	5/5/21	18,300	20,369
	Amgen Inc.	2.300%	6/15/16	25,340	25,736
	Amgen Inc.	4.500%	3/15/20	6,625	7,263
	Amgen Inc.	5.150%	11/15/41	36,000	37,375
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	15,000	17,426
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	24,591
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,830	15,384
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	36,000	41,587
	AstraZeneca plc	6.450%	9/15/37	23,385	31,861
6	BAT International Finance plc	3.250%	6/7/22	58,280	57,734
	Baxter International Inc.	5.900%	9/1/16	12,498	14,938
6	Cargill Inc.	6.000%	11/27/17	25,000	29,984
6	Cargill Inc.	4.307%	5/14/21	60,532	67,261
6	Cargill Inc.	6.875%	5/1/28	19,355	24,888
6	Cargill Inc.	6.125%	4/19/34	28,980	36,127

8

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Coca-Cola Co.	5.350%	11/15/17	85,000	102,564
	Coca-Cola Co.	3.300%	9/1/21	10,075	10,713
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,516
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,474
	Coca-Cola HBC Finance BV	5.125%	9/17/13	43,000	44,828
	Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	19,229
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	20,305
	Diageo Capital plc	5.200%	1/30/13	16,190	16,664
	Diageo Investment Corp.	2.875%	5/11/22	26,991	27,590
	Express Scripts Holding Co.	6.250%	6/15/14	14,670	16,020
6	Express Scripts Holding Co.	2.650%	2/15/17	43,711	44,632
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	54,727
	GlaxoSmithKline Capital plc	1.500%	5/8/17	36,755	36,833
	GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	29,155
	Hershey Co.	4.850%	8/15/15	9,620	10,769
	Johnson & Johnson	2.150%	5/15/16	41,000	43,153
	Johnson & Johnson	5.150%	7/15/18	14,800	18,025
	Kaiser Foundation Hospitals	3.500%	4/1/22	7,116	7,412
	Kaiser Foundation Hospitals	4.875%	4/1/42	13,205	14,608
	Kellogg Co.	4.000%	12/15/20	57,000	61,988
	Kimberly-Clark Corp.	4.875%	8/15/15	30,000	33,497
6	Kraft Foods Group Inc.	2.250%	6/5/17	11,390	11,392
6	Kraft Foods Group Inc.	3.500%	6/6/22	10,990	10,956
6	Kraft Foods Group Inc.	5.000%	6/4/42	12,505	12,518
	Kraft Foods Inc.	5.375%	2/10/20	24,000	28,215
	McKesson Corp.	3.250%	3/1/16	6,650	7,171
	Medtronic Inc.	4.750%	9/15/15	20,000	22,421
	Merck & Co. Inc.	6.550%	9/15/37	10,000	14,561
	Molson Coors Brewing Co.	2.000%	5/1/17	1,180	1,187
	Molson Coors Brewing Co.	3.500%	5/1/22	3,315	3,383
	Molson Coors Brewing Co.	5.000%	5/1/42	9,890	10,557
	Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,931
	PepsiCo Inc.	3.100%	1/15/15	38,800	41,114
	PepsiCo Inc.	4.000%	3/5/42	51,391	51,896
	Pfizer Inc.	5.350%	3/15/15	33,000	36,973
	Philip Morris International Inc.	4.500%	3/26/20	8,250	9,606
	Philip Morris International Inc.	4.125%	5/17/21	43,025	48,463
3	Procter & Gamble - Esop	9.360%	1/1/21	46,135	61,838
6	Roche Holdings Inc.	6.000%	3/1/19	14,250	17,952
6	SABMiller Holdings Inc.	2.450%	1/15/17	11,400	11,724
6	SABMiller Holdings Inc.	4.950%	1/15/42	4,100	4,476
6	SABMiller plc	6.500%	7/1/16	50,000	58,981
	Sanofi	4.000%	3/29/21	44,090	49,303
	St. Jude Medical Inc.	2.500%	1/15/16	24,840	25,901
6	Tesco plc	5.500%	11/15/17	50,000	58,156
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	9,385	9,911
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	10,355	11,003
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,405	12,234
	Unilever Capital Corp.	4.250%	2/10/21	95,235	112,651
	Wyeth LLC	5.950%	4/1/37	25,000	32,989
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	40,209
	Energy (0.8%)
	Apache Finance Canada Corp.	7.750%	12/15/29	19,910	29,588
	BP Capital Markets plc	3.125%	10/1/15	16,000	16,849
	BP Capital Markets plc	3.200%	3/11/16	33,000	34,916
	BP Capital Markets plc	1.846%	5/5/17	25,000	24,966
	BP Capital Markets plc	4.750%	3/10/19	27,215	30,931
	BP Capital Markets plc	4.500%	10/1/20	16,000	17,856
	BP Capital Markets plc	3.245%	5/6/22	25,000	25,351
	ConocoPhillips	5.200%	5/15/18	80,000	95,441
	EOG Resources Inc.	5.625%	6/1/19	16,100	19,529
6	Motiva Enterprises LLC	5.750%	1/15/20	5,065	5,992
	Occidental Petroleum Corp.	4.100%	2/1/21	39,240	44,270

9

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Shell International Finance BV	3.250%	9/22/15	44,000	47,156
	Shell International Finance BV	4.375%	3/25/20	38,000	44,433
	Suncor Energy Inc.	5.950%	12/1/34	20,700	24,121
	Other Industrial (0.1%)
6	Hutchison Whampoa International 03/13 Ltd.	6.500%	2/13/13	43,865	45,365
6	Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	6,145	6,303
	Technology (0.8%)
	Cisco Systems Inc.	4.450%	1/15/20	40,000	46,313
	Dell Inc.	5.875%	6/15/19	34,840	41,662
	Google Inc.	2.125%	5/19/16	27,365	28,648
	Hewlett-Packard Co.	2.650%	6/1/16	17,000	17,222
	Hewlett-Packard Co.	5.500%	3/1/18	29,135	32,890
	Hewlett-Packard Co.	3.750%	12/1/20	82,000	81,898
	Hewlett-Packard Co.	4.300%	6/1/21	26,000	26,315
	International Business Machines Corp.	2.000%	1/5/16	40,400	41,811
	International Business Machines Corp.	1.950%	7/22/16	23,211	23,962
	International Business Machines Corp.	1.250%	2/6/17	10,075	10,064
	International Business Machines Corp.	8.375%	11/1/19	25,000	35,903
	International Business Machines Corp.	5.875%	11/29/32	25,000	33,483
	Microsoft Corp.	4.000%	2/8/21	16,000	18,665
	Oracle Corp.	6.125%	7/8/39	18,000	23,667
	Transportation (0.5%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,712
3	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	28,696	31,135
6	ERAC USA Finance LLC	2.250%	1/10/14	5,890	5,945
6	ERAC USA Finance LLC	5.900%	11/15/15	19,500	21,880
6	ERAC USA Finance LLC	2.750%	3/15/17	6,795	6,918
6	ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,991
6	ERAC USA Finance LLC	7.000%	10/15/37	26,175	31,522
6	ERAC USA Finance LLC	5.625%	3/15/42	10,000	10,186
3	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	29,421	34,920
	Ryder System Inc.	2.500%	3/1/17	7,640	7,717
	Southwest Airlines Co.	5.750%	12/15/16	32,500	36,675
3	Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	22,862	24,654
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	19,953	22,697
	United Parcel Service Inc.	4.875%	11/15/40	14,815	18,030
					6,344,799
Utilities (2.7%)
	Electric (2.2%)
	Alabama Power Co.	5.550%	2/1/17	17,650	20,804
	Alabama Power Co.	5.700%	2/15/33	15,000	18,744
	Ameren Illinois Co.	6.125%	12/15/28	54,000	62,122
	Carolina Power & Light Co.	6.300%	4/1/38	14,705	20,637
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	27,437
	Connecticut Light & Power Co.	5.650%	5/1/18	13,655	16,254
	Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	24,504
	Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	29,909
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	14,703
	Dominion Resources Inc.	5.200%	8/15/19	19,250	22,708
	Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	10,705
	Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	21,651
	Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	55,826
6	Enel Finance International NV	6.800%	9/15/37	29,505	26,721
	Florida Power & Light Co.	5.650%	2/1/35	50,000	62,762
	Florida Power & Light Co.	4.950%	6/1/35	10,000	11,674
	Florida Power & Light Co.	5.650%	2/1/37	5,000	6,353
	Florida Power & Light Co.	5.950%	2/1/38	39,215	52,046
	Florida Power Corp.	6.350%	9/15/37	8,000	10,790
	Florida Power Corp.	6.400%	6/15/38	27,055	36,919
	Georgia Power Co.	5.400%	6/1/18	38,660	46,200
	Georgia Power Co.	4.300%	3/15/42	23,145	24,153
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	25,000	31,468

10

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	26,316
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	71,920
	Northern States Power Co.	6.250%	6/1/36	50,000	69,008
	NSTAR LLC	4.500%	11/15/19	3,535	4,085
	Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	12,951
	PacifiCorp	5.900%	8/15/34	12,500	16,109
	PacifiCorp	6.250%	10/15/37	36,635	50,225
	Peco Energy Co.	5.350%	3/1/18	20,545	24,510
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	34,938
	PPL Energy Supply LLC	6.200%	5/15/16	13,573	15,309
	Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	30,055
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,735
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	11,006
	South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	43,641
	Southern California Edison Co.	6.000%	1/15/34	7,695	10,262
	Southern California Edison Co.	5.550%	1/15/37	50,475	64,452
	Southern California Edison Co.	5.950%	2/1/38	40,000	52,931
	Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	22,337
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	22,137
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	56,871
	Natural Gas (0.4%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	30,056
	British Transco Finance Inc.	6.625%	6/1/18	50,000	60,898
6	DCP Midstream LLC	6.450%	11/3/36	30,325	36,274
	KeySpan Corp.	4.650%	4/1/13	9,000	9,282
	National Grid plc	6.300%	8/1/16	30,000	34,955
	TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	51,628
	Wisconsin Gas LLC	6.600%	9/15/13	13,100	13,941
	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	43,356
					1,579,278
Total Corporate Bonds (Cost $12,952,600)					14,308,921
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
6	Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	45,558
6	CDP Financial Inc.	4.400%	11/25/19	40,000	45,356
6	Electricite de France SA	4.600%	1/27/20	50,000	54,430
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	51,953
	Japan Finance Organization for Municipalities	4.625%	4/21/15	7,800	8,623
	KFW	7.000%	3/1/13	10,000	10,438
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	10,500	11,417
	Province of Ontario	4.500%	2/3/15	35,000	38,450
	Province of Ontario	4.000%	10/7/19	56,415	64,539
	Province of Ontario	4.400%	4/14/20	50,000	58,570
	Quebec	5.125%	11/14/16	50,000	58,759
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	14,985	16,146
6	Republic of Austria	2.000%	11/15/12	19,825	19,953
	Republic of South Africa	6.500%	6/2/14	21,900	24,145
	Statoil ASA	2.900%	10/15/14	9,885	10,392
Total Sovereign Bonds (Cost $455,982)					518,729
Taxable Municipal Bonds (1.9%)
	Atlanta GA Downtown Development Authority
	Revenue	6.875%	2/1/21	10,665	13,481
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	40,000	55,768
	California GO	5.700%	11/1/21	16,840	19,849
	California GO	7.550%	4/1/39	13,375	17,355
	California GO	7.300%	10/1/39	4,280	5,413
	California GO	7.600%	11/1/40	23,935	31,412
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	11,049

11

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	21,280	24,499
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	11,795
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	42,507
	Illinois GO	5.100%	6/1/33	3,145	2,975
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	37,564
8	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	50,000	60,403
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	13,645	17,751
	Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	68,083
	Louisville & Jefferson County KY Metropolitan Sewer
	District Revenue	6.250%	5/15/43	19,000	25,108
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	21,685	30,001
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	22,105	29,655
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	51,879
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,681
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	15,950	20,924
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	16,307
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,235	6,826
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	85,300
3,6	Ohana Military Communities LLC	5.558%	10/1/36	9,600	10,030
3,6	Ohana Military Communities LLC	5.780%	10/1/36	16,360	17,305
	Oregon Department Transportation Highway Usertax
	Revenue	5.834%	11/15/34	25,930	34,415
	Oregon GO	5.902%	8/1/38	19,510	24,318
8	Oregon School Boards Association GO	5.528%	6/30/28	50,000	60,710
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	16,353
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,714
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	50,675	58,602
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	16,546
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	11,700	17,536
	Stanford University	6.875%	2/1/24	34,745	48,794
	Stanford University	7.650%	6/15/26	29,000	43,210
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	14,820	19,453
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	23,785	32,285
	University of California Revenue	5.770%	5/15/43	24,325	30,315
Total Taxable Municipal Bonds (Cost $890,505)					1,135,171
				Shares
Temporary Cash Investments (2.5%)
Money Market Fund (0.1%)
9,10	Vanguard Market Liquidity Fund	0.148%		41,905,000	41,905

				Face
				Amount
				($000)
Repurchase Agreements (2.4%)
	Bank of America Securities, LLC(Dated 5/31/12,
	Repurchase Value $168,401,000, collateralized by
	Federal National Mortgage Assn. 3.500%-
	4.150%,10/1/20-5/1/42)	0.210%	6/1/12	168,400	168,400

12

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deutsche Bank Securities, Inc. (Dated 5/31/12,
Repurchase Value $4,100,000, collateralized by
Federal National Mortgage Assn. 3.500%, 10/1/20)	0.220%	6/1/12	4,100	4,100
HSBC Bank USA (Dated 5/31/12, Repurchase Value
$443,103,000, collateralized by Federal National
Mortgage Assn. 2.500%-8.500%, 12/1/13-5/1/42)	0.210%	6/1/12	443,100	443,100
RBC Capital Markets LLC (Dated 5/31/12, Repurchase
Value $164,201,000, collateralized by Federal
National Mortgage Assn. 2.260%-4.500%, 9/1/41-
2/1/42, and Government National Mortgage Assn.
2.500%, 5/20/42)	0.200%	6/1/12	164,200	164,200
RBS Securities, Inc. (Dated 5/31/12, Repurchase Value
$239,801,000, collateralized by Federal Home Loan
Bank 0.170%-5.625%, 6/8/12-3/9/18, Federal Home
Loan Mortgage Corp. 0.500%-6.750%, 6/15/12-
7/15/32, and Federal National Mortgage Assn.
0.375%-8.200%, 6/22/12-7/15/37)	0.180%	6/1/12	239,800	239,800
TD Bank Group (Dated 5/31/12, Repurchase Value
$85,000,000, collateralized by Federal Farm Credit
Bank 0.000%-5.700%, 6/18/12-7/12/21, Federal
Home Loan Bank 0.140%-2.000%, 6/21/12-8/24/17,
and Federal Home Loan Mortgage Corp. 5.000%,
1/30/14-11/13/14)	0.190%	6/1/12	85,000	85,000
UBS Securities LLC (Dated 5/31/12, Repurchase Value
$340,902,000, collateralized by Federal National
Mortgage Assn. 3.500%-4.500%, 12/1/40-5/1/42, and
Federal Home Loan Mortgage Corp. 3.000%,
10/1/26)	0.210%	6/1/12	340,900	340,900
				1,445,500
Total Temporary Cash Investments (Cost $1,487,405)				1,487,405
Total Investments (100.8%) (Cost $51,376,757)				59,754,440
Other Assets and Liabilities—Net (-0.8%) [10]				(484,834)
Net Assets (100%)				59,269,606

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $41,414,000.
1 Securities with a value of $1,344,000 have been segregated as collateral for open swap contracts.
2 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2012.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the aggregate value of these securities was $2,305,647,000, representing 3.9% of net assets.
7 Adjustable-rate security.
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Includes $41,905,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

13

© 2012 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 212 072012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 25, 2012

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 25, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.